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                          California Pro Sports, Inc.
                            USA Skate Corporation
                             Three R Sales, Inc.
                            8102 White Horse Road
                        Greenville, South Carolina  29611





                                April 30, 1996



LaSalle National Bank
135 South LaSalle Street
Chicago, Illinois  60674

          RE:  USA SKATE CO., INC.

Ladies and Gentlemen:

          Reference is made to that certain Loan and Security Agreement of even date herewith (the "Loan Agreement") between USA Skate Co., Inc., a New York corporation ("Borrower") and LaSalle National Bank ("Lender"). Lender has required that each of California Pro Sports, Inc. ("California Pro"), USA Skate Corporation ("USA Skate") and Three R Sales, Inc. ("Three R") (California Pro, USA Skate and Three R are sometimes collectively referred to herein as the "Parents" or individually as a "Parent") agree to certain terms in order to induce Lender to execute and deliver the Loan Agreement and make loans thereunder. Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of California Pro, USA Skate and Three R hereby agrees as follows:

     1. Except as permitted by the Loan Agreement, each Parent agrees not to accept any loans, dividends or other amounts from Borrower without the prior written consent of Lender. To the extent that any Parent receives, either directly or indirectly, any such loans, dividends or other amounts, the proceeds of such loans, dividends and other amounts shall be held in trust by said Parent for the benefit of Lender and promptly turned over to Lender for application to the "Liabilities" (as defined in the Loan Agreement).

     2. USA Skate will not conduct any business other than the ownership of all or a portion of the issued and outstanding capital stock of Borrower and Three R. USA Skate will not incur any indebtedness, other than (i) indebtedness represented by the convertible promissory notes issued by USA Skate on or prior to the date hereof in an aggregate principal amount of $4,600,000 and (ii) indebtedness represented by that certain $450,000 Promissory Note dated
April 30, 1996, (the "Note") issued by USA Skate in favor of Warren Amendola, Patricia Amendola, Warren Amendola, Jr., Richard Amendola, Russell Amendola and Three R Profit Sharing Retirement Plan (collectively, the "Sellers"). USA Skate will not amend or otherwise modify the terms of any of such convertible promissory notes or the Note. USA Skate will not

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pledge or otherwise encumber, except in favor of Lender, all or any portion of the issued and outstanding capital stock of Borrower or Three R Sales.

     3. California Pro will not conduct any business other than the ownership of the issued and outstanding capital stock of USA Skate and California Pro, Inc., a Delaware corporation ("CP"). California Pro will not incur any indebtedness, other than the indebtedness represented by those debt instruments more fully described in Section 10 of Exhibit A to the Loan and Security Agreement dated April 1, 1993, as amended, by and between Lender and CP (the "Debt Instruments"). California Pro will not amend or otherwise modify the terms of any of such Debt Instruments. California Pro will not pledge or otherwise encumber, except in favor of Lender, all or any portion of the issued and outstanding capital stock of USA Skate.

     4. Three R will not conduct any business other than the ownership of a portion of the issued and outstanding capital stock of Borrower. Three R will not incur any indebtedness. Three R will not pledge or otherwise encumber, except in favor of Lender, all or any portion of the issued and outstanding capital stock of Borrower.

     5. This letter shall be governed by and controlled by the internal laws of the State of Illinois as to interpretation, enforcement, validity, construction, effect and in all other respects.

     6. All actions or proceedings in any way, manner or respect, arising out of or from or related to this letter, the Loan Agreement or the financing arrangements between Borrower and Lender shall be litigated in courts having situs within the City of Chicago, State of Illinois. Each Parent hereby consents and submits to the jurisdiction of any local, state or federal court located within said city and state. Each Parent hereby irrevocably appoints and designates the Secretary of State of Illinois, whose address is Springfield, Illinois (or any other person having and maintaining a place of business in such state whom any Parent may from time to time hereafter designate upon ten days written notice to Lender and who Lender has agreed in its sole discretion in writing is satisfactory and who has executed an agreement in form and substance satisfactory to Lender agreeing to act as such attorney and agent), as said Parent's true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each Parent agrees that service of such process upon such person shall constitute personal service of such process upon said Parent. Each Parent hereby waives any right it may have to transfer or change the venue of any litigation brought against either Parent by Lender in accordance with this paragraph.

     7. Each Parent hereby waives all right to trial by jury in any action or proceeding which pertains directly or indirectly to this letter, the Loan Agreement or the financing arrangements between Borrower and Lender, any alleged tortious conduct by a Parent or Lender or which, in any way, directly or indirectly arises out of or relates to the relationship between the Parents and Borrower and Lender. In no event shall Lender be liable for lost profits or other special or consequential damages.


                                     -2-

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                                       CALIFORNIA PRO SPORTS, INC.

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------


                                       USA SKATE CORPORATION

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------


                                       THREE R SALES, INC.

                                       By
                                          ---------------------------------

                                       Its
                                          ---------------------------------


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